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                                                                   EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)


         In reference to the quarterly report on Form 10-Q for the quarter ending June 30, 2002 (the "Report"), as filed today by 3CI Complete Compliance Corporation (the "Company") with the U.S. Securities and Exchange Commission, I, John R. Weaver, the Company's Chief Financial Officer, certify as follows, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002):

                (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

                (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ John R. Weaver
                                       ----------------------------------------
                                       John R. Weaver
                                       Chief Financial Officer
                                       3CI Complete Compliance Corporation

                                       August 14, 2002